EXHIBIT 99.1

Heritage Oaks Bancorp Schedules Fourth Quarter Conference Call

PASO ROBLES, Calif., Jan. 7, 2015 (GLOBE NEWSWIRE) -- Heritage Oaks Bancorp, (Nasdaq:HEOP), the holding company of Heritage Oaks Bank, will host a conference call on Tuesday, February 3, 2015 at 8:00 a.m. Pacific Standard Time to discuss its operating results for the fourth quarter and year ending December 31, 2014, which will be released after the close of business on Monday, February 2, 2015. Interested parties can listen to the conference call by dialing (877) 363-5052 Conference ID: 63070455 or by webcast via Heritage Oaks Bancorp's website at www.heritageoaksbancorp.com under the "Investor Relations" section. Heritage Oaks Bancorp's operating results press release for the fourth quarter and year ending December 31, 2014 will be available under the "Investor Relations" section of Heritage Oaks Bancorp's website. A replay of the call will be available on Heritage Oaks Bancorp's website later that day and will remain on its site for up to 14 calendar days.

About Heritage Oaks Bancorp

With $1.7 billion in assets, Heritage Oaks Bancorp is headquartered in Paso Robles, California and is the holding company for Heritage Oaks Bank. Heritage Oaks Bank operates two branch offices in Paso Robles and San Luis Obispo; single branch offices in Atascadero, Templeton, Cambria, Morro Bay, Arroyo Grande, Santa Maria, Goleta and Santa Barbara; as well as a single loan production office in Ventura/Oxnard. Heritage Oaks Bank conducts commercial banking business in the counties of San Luis Obispo, Santa Barbara, and Ventura. Visit Heritage Oaks Bancorp on the Web at www.heritageoaksbancorp.com. By including the foregoing website address, Heritage Oaks Bancorp does not intend to, and shall not be deemed to incorporate by reference any material contained therein.

The Heritage Oaks Bancorp logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=7045

Forward Looking Statements

Certain statements contained in this press release which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the "Act"). Statements concerning future performance, developments or events, management's expectations for growth, income forecasts, sales activity for collateral, and any other guidance on future periods, constitute forward-looking statements within the meaning of the Act and are subject to a number of risks and uncertainties. Actual results may differ materially from expectations expressed in any forward-looking statements as a result of such risks and uncertainties. Specific risks and uncertainties include, but are not limited to, uncertainty as to whether the financial crisis in the United States has fully been resolved, including continuing relative softness in the California real estate market, and the response of federal and state government and our banking regulators thereto; changes in the Company's business strategy or development plans; the Company's ability to effectively integrate its merger with Mission Community Bancorp into its business; the threat and impact of cyber-attacks on our and our third party vendors information technology infrastructure; environmental conditions, including the prolonged drought in California, natural disasters such as earthquakes, landslides, and wildfires that may disrupt business, impede operations, or negatively impact the ability of certain borrowers to repay their loans and / or the values of collateral securing loans; the possibility of an unfavorable ruling in a legal matter, and the potential impact that it may have on earnings, reputation, or the Bank's operations; and the possibility that any expansionary activities will be impeded while the FDIC's and CA DBO's joint Consent Order remains outstanding, and that we will be unable to comply with the requirements set forth in the Consent Order, which could result in restrictions on our operations. Additional information on these and other risk and uncertainties that could affect our business, operations and financial results are included in the Company's Securities and Exchange Commission filings. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements prove to be incorrect, the Company's results could differ materially and adversely from those expressed in, implied or projected by such forward-looking statements. The Company and the Bank assume no obligation to update such forward-looking statements and expressly disclaim any intent to do the same.

CONTACT: Simone Lagomarsino, President and CEO
         805-369-5200